Athletic Store Count / Sales Per Square Foot *

8.5% Near Term Goal

10.0% Longer Term Goal

EBITDA

Operating Profit Margin

CAGR = 21%

Income from continuing operations
before income taxes

Interest expense, net

Depreciation and amortization

Percent  of Sales

Amount

CAGR = 62%

$ Millions

Goal = $350 / Sq Ft

ROE

Cash, Net of Debt

MARGINS

PRODUCTIVITY ENHANCEMENT

INCOME FROM CONTINUING OPERATIONS

FINANCIAL HIGHLIGHTS

16.8%

15.9%

15.4%

11.1%

10.0%

5.4%

1.2%

4.4%

3.6%

2.5%

2.5%

1.4%

0.3%

$209

$255

$162

$111

$107

$59

$14

7.2%

7.3%

6.0%

4.5%

4.2%

(1.8%)

(1.7%)

$494

$543

$425

$357

$352

$320

$172

FOOT LOCKER, INC.

7.8%

Excluding Footaction
Acquisition

* 1998 represents sales for existing formats.

* Cash, cash equivalents and short-term investments

** Cash, net of debt excludes the fair value of interest rate swaps

$ Millions

($ Millions)

KEY RATIOS

2004 Balance Sheet Initiatives

$150 Million Debt Converted to Equity

$47 Million Reduction of Income Tax Liabilities

$71 Million Reduction of Pension Liability

$200 Million Amended, Restated and Extended to 2009

$175 Million New 5 Year Term Loan

7% Direct-to-
Customers

5% Direct-to-
Customers

12%
Internation
al Stores

26%
Internation
al Stores

83% Domestic Stores

67% Domestic Stores

$3.6 Billion
    1998

$5.4 Billion
    2004

DISTRIBUTION CHANNELS

Athletic Sales

Pre-tax Income

($27)

$25

$40

$62

$86

$138

$152

International Growth

1998

1999

2000

2001

2002

2003

2004

4.8%

1998

1999

2000

2001

2002

2003

2004

6-Year

1998

2004

CAGR

Total Sales

$4,161

$5,355

4.3%

Athletic Sales *

$3,625

$5,355

6.7%

Gross Margin

27.2%

30.5%

SG&A Rate

25.5%

20.3%

Income Continuing Operations

$14

$255

62.3%

Diluted EPS

$0.10

$1.64

59.4%

1998

1999

2000

2001

2002

2003

2004

-574

-327

-204

-184

0

112

131

($700)

($600)

($500)

($400)

($300)

($200)

($100)

$0

$100

$200

1998

1999

2000

2001

2002

2003

2004

1998

1999

2000

2001

2002

2003

2004

Cash *

$193

$162

$109

$215

$357

$448

$492

Debt

(767)

(489)

(313)

(399)

(357)

(336)

(361)

Net **

($574)

($327)

($204)

($184)

$0

$112

$131

1998

1999

2000

2001

2002

2003

2004

Athletic Stores Sales

Per Avg. Gross Square Foot

$272

$282

$301

$306

$316

$335

$345

Operating Profit Margin

-1.7%

-1.8%

4.2%

4.5%

6.0%

7.2%

7.3%

Net Income Margin *

0.3%

1.4%

2.5%

2.5%

3.6%

4.4%

4.8%

Net Debt Capitalization Percent

67.6%

61.2%

60.9%

61.1%

58.6%

53.3%

50.4%

ROE

1.2%

5.4%

10.0%

11.1%

15.4%

16.8%

15.9%

Current Ratio

1.4

1.5

1.5

2.0

2.2

2.8

2.7

Fixed Charge Coverage

0.9

1.4

1.9

1.9

2.2

2.6

2.7

*  Income from continuing operations as a percentage of sales

1998

1999

2000

2001

2002

2003

2004

1998

1999

2000

2001

2002

2003

2004

3830

3693

3582

3590

3625

3610

3967

272

282

301

306

316

335

345

1000

2000

3000

4000

1998

1999

2000

2001

2002

2003

2004

100

150

200

250

300

350

400

450

Athletic Store Count:

1998

1999

2000

2001

2002

2003

2004

U.S.

3,303

3,174

3,063

3,036

3,005

2,931

3,224

Europe

281

289

289

323

377

427

485

Canada

190

172

165

158

168

168

166

Asia/Pacific

56

58

65

73

75

84

92

Total

3,830

3,693

3,582

3,590

3,625

3,610

3,967

$446

$507

$597

$693

$870

$1,182

$1,374

($400)

$0

$400

$800

$1,200

$1,600

1998

1999

2000

2001

2002

2003

2004

($40)

$0

$40

$80

$120

$160

* Per average gross square foot; 1998 excludes disposed formats.

Increase Marquee Footwear Offerings

Higher Average Selling Prices

Optimize Footaction Contribution

$0.12+ per Share Accretion

Enhance Lady Foot Locker Turnaround

Profit Improvement Opportunity

Reduce Occupancy Expense Rate

50 Bps per Year

Improve Customer Service

Stock Locator Program

Enhance Gift Card Displays

New Loyalty Program

SALES & DIVISION PROFIT

FOOT LOCKER INTERNATIONAL

FOOTLOCKER.COM / EASTBAY

FOOT LOCKER, INC.

ENHANCED SHAREHOLDER VALUE

27.59

19.97

25.97

12.00

8.20

17.95

16.75

10.20

19.10

9.28

5.00

3.19

4.25

27.25

Share Price at Year End

Note: In 2005, FL stock reached a 10 year high.

STRATEGIC PRIORITIES

2005 KEY INTIATIVES

LONGER-TERM GROWTH STRATEGIES

Enhance Base Business

Seek Organic Store Growth

Pursue Strategic Acquisitions

Strengthen Financial Position

Return Cash to Shareholders

Productivity Enhancements

Achieve 10% Operating Margin Target

Exceed $350 Sales per Square Foot Goal

International Growth

Continue European Expansion

Pursue Asia / Pacific Opportunities

Explore Other New Regions

Direct-to-Customers

Internet Expansion

Third Party Relationships

Acquisitions

Pursue Opportunistically

166

Canada

Croatia

Swit

Finland

Norway

Sweden

1

Netherlands

35

U.K.

72

Czech Rep

France

79

Spain

48

Belgium/Lux  19

Turkey

Italy 120

Austria 5

Slovenia

Bosnia

Yugoslavia

Bulgaria

Romania

Poland

Slovakia

Hungary 1

Germany 85

Ireland

11

Portugal

4

Greece

82

Australia

10

New Zealand

4

Guam

Existing Markets

Potential Markets

2005 Market Entry

2004 Sales

$ Millions

$180

$217

$279

$326

$349

$366

$366

$0

$90

$180

$270

$360

$450

$0

$20

$40

$60

$80

1998

1999

2000

2001

2002

2003

2004

Sales

Internet

Catalog

$0

$5

$10

$15

$20

$25

$30

1998

1999

2000

2001

2002

2003

2004

DISCLOSURE ON FORWARD LOOKING STATEMENTS

Division
Profit

42%

58%

Denmark

5

This presentation contains forward-looking statements, which reflect management’s current views of future events and financial performance.  These forward-looking statements are based on many assumptions and factors detailed in the Company’s filings with the Securities and Exchange Commission, including the effects of currency fluctuations, customer demand, fashion trends, competitive market forces, uncertainties related to the effect of competitive products and pricing, customer acceptance of the Company’s merchandise mix and retail locations, the Company’s reliance on a few key vendors for a majority of its merchandise purchases (including a significant portion from one key vendor), unseasonable weather, risks associated with foreign global sourcing,

including political instability, changes in import regulations, disruptions to transportation services and distribution, economic conditions worldwide, any changes in business, political and economic conditions due to the threat of future terrorist activities in the United States or in other parts of the world and related U.S. military action overseas, the ability of the Company to execute its business plans effectively with regard to each of its business units.  Any changes in such assumptions or factors could produce significantly different results.  The

Company undertakes no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise.